Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 (this “Amendment”), dated as of May 17, 2018, is entered into among CVS Health Corporation, a Delaware corporation (the “Borrower”), The Bank of New York Mellon, as Administrative Agent, and the Lenders party hereto (the “Consenting Lenders”). Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement (as defined below).

WHEREAS, the Borrower, the Lenders party thereto and The Bank of New York Mellon, as Administrative Agent, entered into that certain Credit Agreement, dated as of July 1, 2015 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 15, 2017, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the parties hereto hereby agree as follows:

1.         Amendments. The Credit Agreement is hereby amended as follows:

(a)        Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in their appropriate alphabetical order to read as follows:

“Amendment No. 2 Effective Date”: May 17, 2018.

“Authorized Officer”: means those officers of the Borrower or any Subsidiary whose signatures and incumbency shall have been certified in writing to the Administrative Agent.

“BofA”: Bank of America, N.A.

“Existing 2017 Credit Agreement”: the Five Year Credit Agreement, dated as of May 18, 2017, by and among the Borrower, the lenders party thereto from time to time, Barclays and JPMC, as co‑syndication agents, BofA and Wells Fargo, as co-documentation agents, and BNY Mellon, as administrative agent, as amended by Amendment No. 1 to Five Year Credit Agreement, dated as of December 15, 2017, and Amendment No. 2 to Five Year Credit Agreement, dated as of May 17, 2018, and as the same may be further amended, amended and restated, supplemented, replaced or otherwise modified from time to time.

“Existing 2018 Credit Agreement”: the Five Year Credit Agreement, dated as of May 17, 2018, by and among the Borrower, the lenders party thereto from time to time, Barclays and JPMC, as co‑syndication agents, BofA, GS and Wells Fargo, as co-documentation agents, and BNY Mellon, as administrative agent, as amended, amended and restated, supplemented, replaced or otherwise modified from time to time.

“Existing 364-Day Credit Agreement”: the 364-Day Credit Agreement, dated as of May 17, 2018, by and among the Borrower, the lenders party thereto from time to time, BofA, GS and Wells Fargo, as co‑syndication agents, Barclays and JPMC, as co-documentation agents, and BNY Mellon, as administrative agent, as the same may be amended, amended and restated, supplemented, replaced or otherwise modified from time to time.

“Existing Term Loan Agreement”: the Term Loan Agreement, dated as of December 15, 2017, by and among the Borrower, the lenders party thereto from time to time, GS and BofA, as co‑syndication agents, and Barclays, as administrative agent, as amended by Amendment No. 1 to Term Loan Agreement, dated as of May 17, 2018, and as the same may be further amended, amended and restated, supplemented, replaced or otherwise modified from time to time.

“GS”: Goldman Sachs Bank USA.

“Insurance Subsidiary”: any Subsidiary subject to regulation by the commissioner of insurance, the commissioner of health or any equivalent Governmental Authority in any applicable jurisdiction.

“JPMC”: JPMorgan Chase Bank, N.A.

 “Wells Fargo”: Wells Fargo Bank, N.A.

(b)        Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety to read as follows:

“GAAP”: generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, consistently applied; provided,  however, that the accounting for operating leases and financing or capital leases under GAAP as in effect on the Effective Date (including, without limitation, Accounting Standards Codification 840) shall apply for determining compliance with the provisions of this Agreement.

“Lien”: any mortgage, pledge, hypothecation, assignment, lien, deposit arrangement, charge, encumbrance or other security arrangement or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement; provided, that in no event shall an operating lease be deemed to constitute a Lien.

(c)        Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Existing 2013 Credit Agreement” and “Existing 2014 Credit Agreement” set forth therein.

(d)        Section 1.2 of the Credit Agreement is hereby amended by adding a new clause (h) as follows:

“(h)      All references to “knowledge” or “awareness” of the Borrower or any Subsidiary means the actual knowledge of an Authorized Officer of the Borrower or such Subsidiary.”

(e)        Section 4.5(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)      No provision of any existing material mortgage, material indenture, material contract or material agreement or of any existing statute, rule, regulation, judgment, decree or order binding on the Borrower or any Subsidiary (other than any Insurance Subsidiary in the case of clause (i) and clause (ii) below) or affecting the Property of the Borrower or such Subsidiary (i) conflicts with any Loan Document, (ii) requires any consent which has not already been obtained with respect to any Loan Document, or (iii) would in any way prevent the execution, delivery or performance by the Borrower of the terms of any Loan Document.  Neither the execution and delivery, nor the performance, by the Borrower of the terms of each Loan Document will constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of the Borrower or any Subsidiary (other than any Insurance Subsidiary) pursuant to the terms of any such mortgage, indenture, contract or agreement.”

(f)    Section 7.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Keep, and cause each Subsidiary to keep, insurance with responsible insurance companies (and/or a plan of self-insurance) in such amounts and against such risks as is usually carried by the Borrower or such Subsidiary.”

(g)        Section 8.7 of the Credit Agreement is hereby amended by (i) inserting in the opening paragraph thereof the parenthetical phrase “(other than any Insurance Subsidiary)” immediately following the phrase “Permit or cause any of the Subsidiaries” contained therein, and (ii) amending and restating clause (d) thereof as follows:.

“(d)      Dividend Restrictions contained in any other credit agreement so long as such Dividend Restrictions are no more restrictive than those contained in this Agreement (including Dividend Restrictions contained in the Existing 364-Day Credit Agreement, the Existing 2017 Credit Agreement, the Existing 2018 Credit Agreement, the Existing Term Loan Agreement and the CVS Bridge Facility).”

(h)        Section 8.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Enter into any agreement (other than (i) this Agreement, (ii) any other credit agreement that is substantially similar to this Agreement, (iii) purchase money financings or capital leases permitted by this Agreement (provided that any prohibition or limitation therein shall only be effective against the assets financed thereby), (iv) customary restrictions and conditions contained in agreements relating to the Disposition of a Subsidiary, property or assets pending such Disposition, provided such restrictions and conditions apply only to such Subsidiary, property or assets, (v) restrictions and conditions contained in documentation relating to a Subsidiary in existence on and as of the Amendment No. 2 Effective Date, (vi) restrictions and conditions contained in documentation relating to a Subsidiary acquired after the Amendment No. 2 Effective Date, provided that such restriction or condition (x) existed at the time such Person became a Subsidiary and was not created in contemplation of or in connection with such Person becoming a Subsidiary and (y) applies only to such Subsidiary, and (vii) customary provisions in joint venture agreements, leases, licenses and other contracts restricting or conditioning the assignment or encumbrance thereof, including, without limitation, licenses and sublicenses of patents, trademarks, copyrights and similar intellectual property rights) or permit any Subsidiary (other than any Insurance Subsidiary) so to do, which prohibits or limits the ability of the Borrower or such Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the obligations of the Borrower hereunder.”

2.         Condition Precedent. This Amendment shall become effective on and as of the date hereof (the “Amendment No. 2 Effective Date”) upon the receipt by the Administrative Agent, of counterparts of this Amendment executed by the Borrower and Consenting Lenders constituting Required Lenders. Upon satisfaction of the condition precedent set forth in this Section 2, the Administrative Agent shall provide the Borrower and the Lenders with written confirmation that this Amendment has become effective.

3.         Representations and Warranties.

(a)        The Borrower hereby represents and warrants as follows:

(i)         The Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

(ii)        This Amendment has been duly executed and delivered by the Borrower and constitutes the valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles relating to the availability of specific performance as a remedy.

(iii)       No consent or approval of, or other action by, shareholders of the Borrower, any Governmental Authority, or any other Person (which has not already been obtained) is required to authorize in respect of the Borrower, or is required in connection with, the execution, delivery, and performance by the Borrower of this Amendment or is required as a condition to the enforceability of this Amendment against the Borrower.

(b)        The Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Borrower set forth in Section 4 of the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as if made on the date hereof (provided that any representation and warranty that is qualified as to “materiality”,

“Material Adverse” or similar language shall be true and correct (after giving effect to any qualification therein), except to the extent such representations and warranties expressly relate solely to an earlier date which were true and correct in all material respects or in all respects, as applicable, on such earlier date and (ii) no event has occurred and is continuing which constitutes a Default.

4.         Miscellaneous.

(a)        Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

(b)        On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.

(c)        This Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement.  It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.  A set of the copies of this Amendment signed by all of the parties hereto shall be lodged with each of the Borrower and the Administrative Agent.  Delivery of an executed counterpart of a signature page of this Amendment by fax or other electronic means (e.g., “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)        This Amendment and the rights and obligations of the parties thereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[signature pages follow]

The parties have caused this Amendment to be duly executed as of the date first written above.

CVS HEALTH CORPORATION

By:	/s/ Carol A. DeNale
Name:	Carol A. DeNale
Title:	Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON,
as Administrative Agent and a Lender

By:	/s/ Clifford A. Mull
Name:	Clifford A. Mull
Title:	Director

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Carlos J. Medina
Name:	Carlos J. Medina
Title:	Director

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Christopher M. Johnson
Name:	Christopher M. Johnson
Title:	Director

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Vanessa Chiu
Name:	Vanessa Chiu
Title:	Executive Director

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

MIZUHO BANK, LTD., as a Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Authorized Signatory

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

SUNTRUST BANK, as a Lender

By:	/s/ Johnetta Bush
Name:	Johnetta Bush
Title:	Director

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Joyce P. Dorsett
Name:	Joyce P. Dorsett
Title:	Senior Vice President

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

MUFG BANK, LTD. (formerly known as The
Bank of Tokyo Mitsubishi UFJ, Ltd.), as a Lender

By:	/s/ Kevin Wood
Name:	Kevin Wood
Title:	Director

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Gordon MacArthur
Name:	Gordon MacArthur
Title:	Authorized Signatory

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

KEYBANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

FIFTH THIRD BANK, as a Lender

By:	/s/ Todd S. Robinson
Name:	Todd S. Robinson
Title:	VP

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

PNC BANK, NATIONAL ASSOCIATION, as a
Lender

By:	/s/ William P. Herold
Name:	William P. Herold
Title:	Vice President

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

BANCO SANTANDER, S.A., as a Lender

By:	/s/ IGNACIO MARTIN-ARAGON
Name:	IGNACIO MARTIN-ARAGON
Title:	VP

By:	/s/ I. LETAMENDI
Name:	I. LETAMENDI
Title:	MD

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

TD BANK, N.A., as a Lender

By:	/s/ Uk-Sun Kim
Name:	Uk-Sun Kim
Title:	Senior Vice President

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

BANK OF CHINA, NEW YORK BRANCH, as a
Lender

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President

[Amendment No. 2 to Credit Agreement]

The undersigned Lender hereby consents to Amendment No. 2 to the Credit Agreement.

CAPITAL ONE N.A, as a Lender

By:	/s/ Andrew Crain
Name:	Andrew Crain
Title:	Managing Director

[Amendment No. 2 to Credit Agreement]